1 ||18160.11                                 |------------------------------| |
  ||BYRON Z. MOLDO (State Bar No. 109652)    |            ENTERED           | |
2 ||JOON M. KHANG (State bar No. 188722)     | |-------------------------|  | |
  ||OPPENHEIMER WOLFF & DONNELLY, LLP        | |       OCT 22 1999       |  | |
3 ||2029 Century Park East, Suite 3800       | |-------------------------|  | |
  ||Los Angeles, California 90067-3024       | Clerk U.S. Bankruptcy Court  | |
4 ||Telephone: (310) 788-5000                |Central District of California| |
  ||Facsimile: (310) 788-5100                | By        Deputy Clerk       | |
5 ||                                         |------------------------------| |
  ||                                         |------------------------------| |
6 ||Attorneys for Veritec, Inc., Debtor      |         FILED                | |
  ||                                         |  |------------------------|  | |
7 || UNITED STATES BANKRUPTCY COURT          |  |      OCT 21 1999       |  | |
  ||CENTRAL DISTRICT OF CALIFORNIA,          |  |------------------------|  | |
8 ||SAN FERNANDO VALLEY DIVISION             | Clerk U.S. Bankruptcy Court  | |
  ||                                         |Central District of California| |
9 ||In re                     )              | By           Deputy Clerk    | |
  ||                          )              |------------------------------| |
10||VERITEC, INC.,            )         Case No. SV 95-17978-AG               |
  ||                          )                                               |
11||           Debtor.        )         Chapter 7                             |
  ||                          )                                               |
12||                          )         ORDER ON FINAL DECREE                 |
  ||                          )                                               |
13||                          )         Date:     October 13, 1999            |
  ||                          )         Time:     9:00 a.m.                   |
14||                          )         Ctrm:     "302"                       |
  ||                          )                   21041 Burbank Blvd.         |
15||                          )                   Woodland Hills, CA 91367    |
  ||                          )                                               |
16||--------------------------)                                               |
  ||                                                                          |
17||      A hearing was held on October 13, 1999 at 9:00 a.m., in courtroom   |
  ||                                                                          |
18|| "302" of the United States Bankruptcy Court, located at 21041 Burbank    |
  ||                                                                          |
19|| Blvd., Woodland Hills, CA 91367 on the debtor Veritec, Inc.'s Motion For |
  ||                                                                          |
20|| Entry of Final Decree ("Debtor's Motion"). The only opposition to the    |
  ||                                                                          |
21|| Debtor's Motion filed with the Court was the limited opposition of the   |
  ||                                                                          |
22|| United States Trustee (the "UST") wherein the UST opposed entry of the   |
  ||                                                                          |
23|| final decree until all outstanding fees had been paid to the UST.        |
  ||                                                                          |
24|| Appearing on behalf of the Debtor was Oppenheimer Wolff & Donnelly LLP,  |
  ||                                                                          |
25|| by Joon M. Khang, appearing on behalf of the UST was S. Margeaux Ross.   |
  ||                                                                          |
26|| Other appearances were made as set forth in the record.                  |
  || At the hearing, the UST acknowledged receipt of payment from the | 27|| Debtor of outstanding fees and thereby withdrew its limited opposition. |
  || The Court having considered the Debtor's Motion, and oral argument       |
28|| presented by counsels for the parties at the hearing, and having         |
  || determined that:                                                         |
                                   1
    ----------------------------------------------
    ORDER ON FINAL DECREE

1 ||      1.   The Debtor has confirmed a chapter 1 plan of reorganization    |
  ||                                                                          |
2 || (the "Plan") which has been approved by this Court, and an order         |
  ||                                                                          |
3 || confirming the Plan has been entered by this Court.                      |
  ||                                                                          |
4 ||      2.   The Debtor has substantially consummated the Plan.             |
  ||                                                                          |
5 ||      IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:                    |
  ||                                                                          |
6 ||      1.   An order of final decree shall be entered;                     |
  ||                                                                          |
7 ||      2.   This case is shall be closed; and                              |
  ||                                                                          |
8 ||      3.   This court shall retain jurisdiction as provided under the     |
  ||                                                                          |
9 || United States Bankruptcy Code.                                           |
  ||                                                                          |
10|| DATED: OCT 21 1999, 1999                                                 |
  ||       ------------                        /Stamp/ ARTHUR M. GREENWALD    |
11||                                         -----------------------------    |
  ||                                         THE HONORABLE ARTHUR M. GREENWALD|
12||                                         United States Bankruptcy Judge   |
  ||                                                                          |
13||                                                                          |
  ||                                                                          |
14||                                                                          |
  ||                                                                          |
15||                                                                          |
  ||                                                                          |
16||                                                                          |
  ||                                                                          |
17||                                                                          |
  ||                                                                          |
18||                                                                          |
  ||                                                                          |
19||                                                                          |
  ||                                                                          |
20||                                                                          |
  ||                                                                          |
21||                                                                          |
  ||                                                                          |
22||                                                                          |
  ||                                                                          |
23||                                                                          |
  ||                                                                          |
24||                                                                          |
  ||                                                                          |
25||                                                                          |
  ||                                                                          |
26||                                                                          |
  ||                                                                          |
27||                                                                          |
  ||                                                                          |
28||                                                                          |
                                      2
    -----------------------------------------
    ORDER ON FINAL DECREE
                                       14